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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                      ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                         SUPPLEMENT DATED MARCH 16, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2003
                                       FOR
                       MERRILL LYNCH CONSULTS ANNUITY(SM)

The subaccount investing in the Roszel/MLIM Relative Value Portfolio of the MLIG Variable Insurance Trust (the "MLIG Trust") is currently closed to allocations of premiums and contract value for Consults Annuities issued on or after March 16, 2004.

At present, the following five subaccounts are closed to allocations of premiums and contract value for Consults Annuities issued on or after the following dates:

Subaccount:                             Closed For Consults Annuities Issued On or After:
-----------                             -------------------------------------------------
Roszel/MLIM Relative Value              March 16, 2004
Roszel/Valenzuela Mid Cap Value         February 3, 2004
Roszel/Sound Large Cap Core             October 17, 2003
Roszel/Credit Suisse International      August 1, 2003
Roszel/Levin Large Cap Value            June 18, 2003

For each of these subaccounts, if you purchased your Consults Annuity before the noted date, you may continue to allocate premiums and transfer contract value to the respective subaccount. If you purchased your Consults Annuity after the noted date, you may not allocate premiums or transfer contract value to that subaccount.

The subadvisers for these subaccountants were placed "on hold" in the Merrill Lynch Consults managed brokerage account program (the "Consults Program"). We seek to make available under the Consults Annuities subaccounts that invest in portfolios of the MLIG Trust that are subadvised by investment managers that are part of the Consults Program. Therefore, in order to keep the investment options under the Consults Annuity aligned with the Consults Program, the Company may stop making a subaccount available as an investment option under the Consults Annuity if it invests in a portfolio of the MLIG Trust whose subadvisor is placed "on hold" within the Consults Program. Subadvisers may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or other factors. During any period that a subadviser is "on hold," its investment team, process, and performance are being evaluated.


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If you have any questions, please contact your Financial Advisor, or call the
Service Center at (800) 535-5549 (for Consults Annuities issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuities issued by ML Life Insurance Company of New York), or write the Service Center at
P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Consults Annuity prospectus for your reference.